THE ADVISORS’ INNER CIRCLE FUND II

Vontobel International Equity Active ETF

(the “Fund”)

Supplement dated July 1, 2025 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”), each dated May 12, 2025

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

I.	Effective July 1, 2025 (the “Effective Date”), Matthew Benkendorf will step down from his role as Chief Investment Officer and Head of the Quality Growth Boutique of Vontobel Asset Management, Inc. (“Vontobel”), the Fund’s investment adviser, due to health reasons, and will no longer serve as a portfolio manager for the Fund. Daniel Kranson and David Souccar will continue to serve as portfolio managers of the Fund.

Accordingly, as of the Effective Date, all references to Mr. Benkendorf in the Summary Prospectus, Prospectus and SAI are hereby deleted.

II.	Additionally, as of the Effective Date, Igor Krutov will assume the role of Head of the Adviser’s Quality Growth Boutique and Portfolio Manager, and David Souccar will assume the role of Chief Investment Officer, of Vontobel’s Quality Growth Boutique. Accordingly, as of the Effective Date, the Summary Prospectus and Prospectus are hereby amended and supplemented as follows:

In the “Portfolio Managers” section of the Prospectus, the following paragraph relating to David Souccar is hereby deleted and replaced with the following:

Mr. David Souccar has been Chief Investment Officer of the Adviser’s Quality Growth Boutique since 2025 and a Portfolio Manager since 2016. Mr. Souccar joined the Adviser in April 2007 as Senior Research Analyst and was promoted to Portfolio Manager of the firm’s International Equity strategy in June 2016 and to Chief Investment Officer of the Adviser’s Quality Growth Boutique in July 2025. In addition to his portfolio management responsibilities, he continues to conduct research analysis on individual stocks which may be included in the firm’s other strategies, primarily focusing on the Energy, Industrials, Real Estate, and Utilities sectors. Prior to joining the Adviser, from 2005 to 2007, he was a Senior Investment Analyst at Federated Investors. From 1998 to 2005, he worked as a Sell-Side Analyst at Morgan Stanley. He began his financial career in 1996 at McKinsey & Co. where he worked as a consultant until 1998. Mr. Souccar received a Master of Business Administration in Finance and Management from New York University’s Stern School of Business and a Bachelor of Science in Chemical Engineering from Escola de Engenharia Mauá in Brazil.

Please retain this supplement for future reference.

VON-SK-003-0100